UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)        December 2, 2015
_________________________________________________________________________

                             UNISYS CORPORATION
_________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


Delaware                          1-8729                    38-0387840
_________________________________________________________________________
(State or Other          (Commission File Number)         (IRS Employer
Jurisdiction of                                       Identification No.)
Incorporation)

                         801 Lakeview Drive, Suite 100
                         Blue Bell, Pennsylvania  19422
_________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.

Effective December 2, 2015, the company's board of directors elected Michael
M. Thomson as Vice President and Corporate Controller. In this role, Mr. Thomson will act as the company's principal accounting officer, replacing William M. Reinheimer. Mr. Reinheimer will remain with the company as Vice President and Assistant Corporate Controller.

Mr. Thomson, age 47, joined Unisys in November 2015. Prior to joining Unisys, Mr. Thomson served as Controller of Towers Watson from 2010 until October 2015, and he previously held the same position at Towers Perrin from December 2007 until the consummation of the 2010 merger between Watson Wyatt and Towers Perrin. He also served as principal accounting officer of Towers Watson from 2012 until October 2015. Prior to that, Mr. Thomson worked for Towers Perrin as Director of Financial Systems from 2001 to 2004 and then Assistant Controller from 2004 to 2007. Prior to joining Towers Perrin, Mr. Thomson was with RCN Corporation, where he served as Director of Financial Reporting & Financial Systems from 1997 to 2001.


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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                UNISYS CORPORATION


Date: December 3, 2015                      By: /s/ Janet B. Haugen
                                                -------------------
                                                Janet B. Haugen
                                                Senior Vice President and
                                                Chief Financial Officer